SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             SMARTDISK CORPORATION
               (Name of Registrant as Specified in Its Charter)


   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration No.:
    (3) Filing Party:
    (4) Date Filed:

                               [GRAPHIC OMITTED]


                               ----------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 30, 2001
                               ----------------
To our stockholders:

     The 2001 annual meeting of stockholders of SmartDisk Corporation will be held at The Inn on Fifth, 699 Fifth Avenue South, Naples, Florida 34102, on Wednesday, May 30, 2001, beginning at 10:00 a.m. local time. At the meeting, stockholders will vote on the following matters:

     (1) Election of two directors, each for a term of three years;

     (2) Approval of the amendment of our Amended and Restated 1999 Incentive Compensation Plan to increase the number of shares available for grant from 3,000,000 to 3,500,000 (excluding automatic annual increases) and to increase the annual limit on the amount of stock-based awards granted during a fiscal year to any one participant from 100,000 to 500,000; and


     (3) Any other matters that properly come before the meeting.

     Stockholders of record at the close of business on April 24, 2001 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

     Whether or not you plan to attend the annual meeting, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

     This is an important meeting and you are invited to attend the meeting in person. If you are unable to attend, we urge you to execute and return the enclosed proxy card as promptly as possible. If you execute a proxy card, you may nevertheless attend the meeting, revoke your proxy and vote your shares in person.

                                        By Order of the Board of Directors,

                                        /s/ MICHAEL S. BATTAGLIA
                                        -------------------------------------
                                        Michael S. Battaglia
                                        President and Chief Executive Officer

April 30, 2001
Naples, Florida

                               TABLE OF CONTENTS

                                                                                            Page
                                                                                           -----
About the Meeting ........................................................................   1
  What is the purpose of the meeting? ....................................................   1
  Who is entitled to vote at the meeting? ................................................   1
  What are the voting rights of stockholders? ............................................   1
  Who may attend the meeting? ............................................................   1
  What constitutes a quorum? .............................................................   1
  How do I vote? .........................................................................   2
  Can I change my vote after I return my proxy card? .....................................   2
  What are the board's recommendations? ..................................................   2
  What vote is required to approve each item? ............................................   2
  What are the effects of "broker non-votes"? ............................................   2
  Who will pay for the preparation of the proxy? .........................................   3
Stock Ownership ..........................................................................   4
Item 1--Election of Directors ............................................................   6
  Directors Standing for Election ........................................................   6
  Directors Continuing in Office .........................................................   6
  Management .............................................................................   7
    Executive Officers and Directors .....................................................   7
    How are directors compensated? .......................................................   9
    How often did the board meet during fiscal 2000? .....................................  10
    What committees has the board established? ...........................................  10
  Audit Committee ........................................................................  11
    Report of the Audit Committee ........................................................  11
  Compensation Committee .................................................................  12
    Report of the Compensation Committee .................................................  12
    Compensation Committee Interlocks and Insider Participation ..........................  13
    Summary Compensation Table ...........................................................  14
    Stock Option Grants in Fiscal 2000 ...................................................  15
    Stock Option Exercises and Values for Fiscal 2000 ....................................  16
    Employment Agreements ................................................................  16
    Employee Benefit Plans ...............................................................  17
  Performance Graph ......................................................................  20
Item 2--Adoption of our Second Amended and Restated 1999 Incentive Compensation Plan .....  21
  Summary of Prior Changes to the Plan ...................................................  21
  Summary of Plan Changes ................................................................  21
  Reasons for Plan Changes ...............................................................  21
  Summary of our 1999 Incentive Compensation Plan, As Amended ............................  22
Certain Relationships and Related Transactions ...........................................  28
Compliance With Section 16(a) of the Securities Exchange Act of 1934 .....................  30
Relationship With Independent Auditors ...................................................  30
Fees Paid To Our Independent Auditors ....................................................  30
Other Matters ............................................................................  31
Additional Information ...................................................................  31
Appendix A Audit Committee Charter .......................................................  A-1
Appendix B Second Amended and Restated 1999 Incentive Compensation Plan ..................  B-1

                               [GRAPHIC OMITTED]


                            3506 Mercantile Avenue
                             Naples, Florida 34104

                           -------------------------
                                PROXY STATEMENT
                           -------------------------
                                                                 April 30, 2001


     This proxy statement contains information related to the annual meeting of stockholders of SmartDisk Corporation to be held on Wednesday, May 30, 2001, beginning at 10:00 a.m., at The Inn on Fifth, 699 Fifth Avenue South, Naples, Florida 34102, and at any postponements and adjournments thereof.

     We are first mailing this proxy statement, the foregoing notice of annual meeting of stockholders and the enclosed proxy card to our stockholders on or about April 30, 2001.

                               ABOUT THE MEETING

What is the purpose of the meeting?

     At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and approval of the amendment of our Amended and Restated 1999 Incentive Compensation Plan. In addition, our management will report on our performance during fiscal 2000 and respond to questions from stockholders.

Who is entitled to vote at the meeting?

     Only stockholders of record at the close of business on the record date, April 24, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of stockholders?

     Each stockholder will be entitled to one vote on each matter to be voted upon at the meeting for each share of our common stock held by the stockholder.


Who may attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by the proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 17,696,234 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Street name stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with us either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. Each of the board's recommendations is set forth together with the description of each item in this proxy statement. In summary, the board recommends a vote:

     o for election of the nominated slate of directors (see page 6); and

     o for approval of the amendment of our Amended and Restated 1999 Incentive Compensation Plan (see page 21).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. Stockholders are not entitled to cumulative votes in the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will have no effect on the outcome of the vote, although it will be counted for purposes of determining whether there is a quorum.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

What are the effects of "broker non-votes"?

     If you hold your shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Accordingly, such "broker non-votes" will not be included in vote totals and will have no effect on the outcome of any votes. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

Who will pay for the preparation of the proxy?

     We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

     Our principal executive offices are located at 3506 Mercantile Avenue, Naples, Florida 34104, and our telephone number is (941) 436-2500. A list of shareholders entitled to vote at the annual meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any shareholder.

                                STOCK OWNERSHIP

     The table below sets forth information regarding the beneficial ownership of our common stock as of March 31, 2001, by the following individuals or groups:

     o each person or entity who is known by us to own beneficially more than 5.0% of our outstanding stock;

     o each of the executive officers named in the Summary Compensation Table below who is employed with us as of March 31, 2001;

     o each of our directors; and

     o all directors and executive officers as a group.

     Unless otherwise indicated, the address of each of the individuals listed in the table is c/o SmartDisk Corporation, 3506 Mercantile Avenue, Naples, Florida 34104. Except as otherwise indicated, and subject to community property laws where applicable, to our knowledge the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

     The number of shares beneficially owned by each individual or group is based upon information in documents filed by such person with the Securities and Exchange Commission, other publicly available information or information available to us. Percentage ownership in the following table is based on 17,521,003 shares of common stock outstanding as of March 31, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options that are presently exercisable or exercisable within 60 days of March 31, 2001 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

                                                            Number of Shares          Percent of
Name of Beneficial Owner                                   Beneficially Owned     Shares Outstanding
-------------------------------------------------------   --------------------   -------------------
Directors, Named Executive Officers and 5% Stockholders
Phoenix House Investments, LP(1) ......................         5,952,144                34.0%
Toshiba Corporation(2) ................................         2,354,900                13.4
Michael S. Battaglia(3) ...............................           513,667                 2.9
D. James Bidzos(4) ....................................            31,173                   *
Addison M. Fischer(5) .................................         6,428,182                36.7
Anthony A. Ibarguen(6) ................................            15,738                   *
Emmanuel A. Kampouris .................................            10,500                   *
Douglas R. Kraul(7) ...................................            52,802                   *
Hirotsugu Nakaiwa .....................................                --                  --
Robert Protheroe(8) ...................................            51,819                   *
Timothy Tomlinson(9) ..................................            30,107                   *
Hatim Tyabji(10) ......................................            18,738                   *
Yoshiaki Uchida(11) ...................................            47,188                   *
All directors and executive officers
  as a group (15 persons)(12) .........................         7,357,112                40.9

----------------
  *  Less than one percent.

 (1) The address for Phoenix House is Phoenix House Investments, LP, 101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109. Phoenix House is controlled by Addison M. Fischer, the Chairman of our board of directors.

 (2) The The address for Toshiba Corporation is 1-1 Shibaura 1-Chome, Minato-ku, Tokyo 105, Japan.

 (3) Includes 147,031 shares subject to options either currently exercisable or exercisable by Mr. Battaglia within 60 days of March 31, 2001.

 (4) Includes 2,273 shares subject to options either currently exercisable or exercisable by Mr. Bidzos within 60 days of March 31, 2001.

 (5) Includes 5,952,144 shares held of record by Phoenix House and 47,270 shares held by Fischer International. Mr. Fischer effectively controls both entities.

 (6) Includes 10,738 shares subject to options either currently exercisable or exercisable by Mr. Ibarguen within 60 days of March 31, 2001.

 (7) Includes 51,126 shares subject to options either currently exercisable or exercisable by Mr. Kraul within 60 days of March 31, 2001.

 (8) Includes 50,063 shares subject to options either currently exercisable or exercisable by Mr. Protheroe within 60 days of March 31, 2001.

 (9) Includes 6,023 shares subject to options either currently exercisable or exercisable by Mr. Tomlinson within 60 days of March 31, 2001. Also, includes 1,500 shares held by trusts for which Mr. Tomlinson and his wife are the sole trustees. Mr. Tomlinson disclaims beneficial ownership of those shares. Also includes 7,417 shares held by an investment fund as to which Mr. Tomlinson is a general partner. Mr. Tomlinson disclaims beneficial ownership of those shares except to the extent of his pecuniary interest therein.

(10) Includes 10,738 shares subject to options either currently exercisable or exercisable by Mr. Tyabji within 60 days of March 31, 2001.

(11) Includes 47,188 shares subject to options either currently exercisable or exercisable by Mr. Uchida within 60 days of March 31, 2001.

(12) See footnotes (3) through (11) above.

                         ITEM 1--ELECTION OF DIRECTORS

                        Directors Standing for Election

     Our bylaws provide that our board of directors shall consist of not less than three members. Our board of directors currently has eight members and is divided into three classes, having three year terms that expire in successive years. The current term of office of Class II Directors expires at the 2001 annual meeting. The board of directors proposes that the nominees described below, all of whom are currently serving as Class II Directors, be re-elected for a new three year term and until their successors are duly elected and qualified. If a nominee becomes unavailable to serve as a director, the board may designate a substitute nominee.

     Class II Directors. The two Class II Directors are to be elected at the 2001 Annual Meeting. The board of directors has nominated the following individuals, all of whom are currently serving as Class II Directors, to stand for re-election and proxies representing our common stock will be voted for them absent contrary instructions.

   D. James Bidzos
   Hirotsugu Nakaiwa

     For additional information regarding Messrs. Bidzos and Nakaiwa, including a description of their business experience, please see "Management--Executive Officers and Directors" beginning on page 7.

     The board of directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship to be elected is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominee and for such other person as may be designated by the board of directors, unless directed by a proxy to do otherwise.

                        Directors Continuing in Office

     Class I Directors. The terms of the following Class I Directors expire at the annual meeting of stockholders in 2003:

   Michael S. Battaglia
   Timothy Tomlinson
   Emmanuel A. Kampouris

     Class III Directors. The terms of the following Class III Directors expire at the annual meeting of stockholders in 2002:

   Addison M. Fischer
   Anthony A. Ibarguen
   Hatim Tyabji

     For additional information regarding the Class I Directors and Class III Directors, including a description of their business experience, please see "Management--Executive Officers and Directors" beginning on page 7.

                                  MANAGEMENT

Executive Officers and Directors

     Our executive officers and directors and their ages as of March 31, 2001, are as follows:

Name                                Age                            Position
--------------------------------   -----   --------------------------------------------------------
Addison M. Fischer .............    52     Chairman of the Board of Directors
Michael S. Battaglia ...........    56     President, Chief Executive Officer and Director
Rod H. King ....................    42     Senior Vice President, Sales and Marketing
Douglas R. Kraul ...............    45     Chief Technology Officer
Michael R. Mattingly ...........    52     Chief Financial Officer
Robert Protheroe ...............    44     Senior Vice President, Research and Development
Daniel E. Reed .................    33     Vice President, Corporate Development and Legal Affairs
Quresh Sachee ..................    38     Senior Vice President and General Manager, Personal
                                             Storage Systems
Yoshiaki Uchida ................    58     Senior Vice President and General Manager,
                                             Asian Operations
D. James Bidzos ................    46     Director
Anthony A. Ibarguen ............    40     Director
Emmanuel A. Kampouris ..........    66     Director
Hirotsugu Nakaiwa ..............    51     Director
Timothy Tomlinson ..............    51     Director
Hatim Tyabji ...................    56     Director

     Addison M. Fischer has served as Chairman of the Board of Directors since our inception in 1997. Mr. Fischer has been an investor in numerous emerging technology companies as his principal occupation for at least the past five years. Many of these companies are involved in the fields of computer security and office automation. He also serves on the board of directors of a number of companies, including Fischer International Systems Corporation, a privately-held software company which he controls. He was also a long-time board member of and significant investor in RSA Data Security, Inc., a leader in cryptographic software, until its merger in 1996 with RSA Security Inc., which was formerly known as Security Dynamics Technologies, Inc. Mr. Fischer also controls Phoenix House Investments, LP, one of our principal stockholders. In addition, Mr. Fischer was one of the founders of VeriSign, Inc., a publicly-held electronic credentials/digital certificate company. Mr. Fischer is a member of committees that set U.S. standards for computer security and electronic commerce. He has addressed the U.S. Congress, by invitation, on several topics, including digital signature standards, proposed FBI digital telephony legislation, and global U.S. competitiveness. Mr. Fischer holds numerous U.S. and international patents, and is a lifetime member of the Association of Former Intelligence Officers.

     Michael S. Battaglia has served as our President and Chief Executive Officer since January 1998 and as a director since October 1998. From May 1995 to December 1998, Mr. Battaglia was President and Chief Executive Officer of Fischer International Systems Corporation, a company controlled by Addison Fischer, our Chairman of the Board of Directors and holder of a majority interest in Phoenix House Investments, LP, one of our principal stockholders. During 1998, Mr. Battaglia also served as an officer of Fischer International. From August 1992 to December 1994, Mr. Battaglia was President of Mosler Inc., a provider of electronic security systems and security equipment. For the 25-year period prior to his tenure at Mosler, Mr. Battaglia held various senior management positions in the computer and information systems industry. He spent most of his professional career at Sperry Corporation in New York City and Philadelphia. Mr. Battaglia also serves on the board of directors of Fischer International and Xcert International, which are privately-held.

     Rod H. King has served as our Senior Vice President, Sales and Marketing since March 2001. From 1988 until joining us, Mr. King served in a number of management positions with Fuji Photo

Film, U.S.A., including Vice President and General Manager--Consumer Markets from 1997 to 2001, Vice President of Sales--Consumer Markets from 1995 to 1997, Vice President of Marketing--
Consumer Markets from 1993 to 1995 and Director of Marketing--Photographic Products from 1988 to 1993. Prior to that, he held a variety of positions with Polaroid Corporation, including Senior Marketing Manager, Cameras, National Account Manager, Wal-Mart and District Sales Manager. He began his professional career in sales at Xerox Corporation.

     Douglas R. Kraul has served as our Chief Technology Officer since March 2001 and was our Vice President, Audio/Video Products from July 1999 to March 2001. From February 1997 to June 1999, Mr. Kraul was President and Chairman of Harmony Systems, Inc., a developer of Internet desktop client software and applications for information management and electronic musical products. From October 1993 until February 1997, Mr. Kraul served in several positions with Motorola, Inc., an electronic and communications company, most recently as Vice President, General Manager, Motorola Platform Software Division and Vice President, General Manager, Personal Communicator Systems & Software Division.

     Michael R. Mattingly has served as our Chief Financial Officer since May 1999 and was our Corporate Controller from February 1999 to May 1999. Previously, Mr. Mattingly was employed by Mosler Inc., a provider of electronic security systems and security equipment. During a 20-year career at Mosler, Mr. Mattingly held various positions in finance and accounting, most recently Cost Controller and Company Controller. Prior to his service with Mosler, Mr. Mattingly served in various financial and accounting positions with American Standard, Inc., a public company whose shares are traded on the New York Stock Exchange. His professional background includes 28 years of general accounting, cost accounting, planning and budgeting, as well as management of those functions.

     Robert Protheroe has served as our Senior Vice President, Research and Development since March 1999. From November 1995 to March 1999, Mr. Protheroe held senior management positions, most recently Vice President of Engineering, at IVI/Checkmate Electronics, Inc., an Atlanta-based designer and manufacturer of point-of-sale payment systems. Prior to joining IVI/Checkmate, Mr. Protheroe was employed by Electronic Power Technologies, Inc., AT&T Global Information Systems and by NCR Corporation in various engineering and engineering management positions.

     Daniel E. Reed has served as our Vice President, Corporate Development and Legal Affairs since May 1999. From August 1994 to May 1999, Mr. Reed was an attorney with the law firm of Greenberg Traurig, P.A., Miami, Florida, where he concentrated his law practice in the areas of mergers and acquisitions, public offerings and private financings, representing both public and private companies. From August 1989 to April 1991, Mr. Reed served as a senior auditor with Ernst & Young, LLP, New York City, concentrating his practice in the financial services and electronics industries.

     Quresh Sachee has served as our Senior Vice President and General Manager, Personal Storage Systems since January 2001 and was our Vice President, Sales and Marketing from May 1998 until January 2001. From 1993 to May 1998, Mr. Sachee was employed by IVI/Checkmate Electronics, Inc., a designer and manufacturer of point-of-sale systems, in various positions, including Executive Vice President, Senior Vice President of Product Management, and prior to that, Vice President, International Sales. Prior to that time, Mr. Sachee was employed by VeriFone Inc., a Hewlett Packard company, in various product development and marketing management positions, and by Unisys Corporation.

     Yoshiaki Uchida has served as our Senior Vice President and General Manager, Asian Operations, since February 2000, and previously served as our Vice President and General Manager, Asian Operations, since November 1998. Prior to that time, Mr. Uchida spent 33 years with Toshiba Corporation in various management positions. He served as Deputy General Manager of Toshiba's OME manufacturing and development facility, and most recently was Senior Executive Vice President of MediaServe Corporation, a Toshiba affiliate.

     D. James Bidzos has served as a director since May 1998. Mr. Bidzos is presently Vice Chairman of the Board of Directors of RSA Security Inc., a network security company formerly known as

Security Dynamics Technologies, Inc., and served as its Executive Vice President from July 1996 to February 1999. From 1986 to February 1999, Mr. Bidzos served as President, Chief Executive Officer and a director of RSA Data Security, Inc., an encryption software company that was acquired by RSA Security Inc. in July 1996. Mr. Bidzos is Chairman of the Board of Directors of VeriSign, Inc., a publicly-held electronic credentials/digital certificate company, and was Chief Executive Officer of that company from April 1995 to July 1995.

     Anthony A. Ibarguen has served as a director since August 1999. Since December 1999, Mr. Ibarguen has been a Venture Partner with Internet Capital Group, a holding company with stakes in over 70 internet related business ventures. From September 1996 through December 1999, Mr. Ibarguen was employed as President of the Americas, then President and Chief Operating Officer of Tech Data Corporation, a Fortune 100 distributor of information technology products. From August 1993 to August 1996, he was Executive Vice President of Sales and Marketing and Co-Founder of ENTEX Information Services, Inc., an information technology company. Mr. Ibarguen is also a director of AssetTrade, Inc., Foretress Technologies, Inc. and USGift, Inc., all of which are privately-held.

     Emmanuel A. Kampouris has served as a director since April 2001. From 1966 until he retired in December 1999, Mr. Kampouris served in various management positions at American Standard Companies Inc. and its subsidiaries, including Vice President and Group Executive of its International Division, Senior Vice President of the Building Products sector and most recently as President and Chief Executive Officer. He also served as Chairman of American Standard's board of directors from 1993 until he retired at the end of 1999. Mr. Kampouris currently serves on the board of directors of the U.S. Chamber of Commerce and is a member of its Executive Committee. He also serves on the boards of Horizon Blue Cross and Blue Shield of New Jersey, a health insurance company, CLICK Commerce, a channel management software company, the National Endowment for Democracy, an overseer of the Executive Council on Diplomacy, and is a member of Oxford University's Council for the School of Management Studies.

     Hirotsugu Nakaiwa has served as a director since April 2000. Mr. Nakaiwa has served in various management capacities with Toshiba Corporation for more than the last five years.

     Timothy Tomlinson has served as a director since our inception in 1997. He co-founded Tomlinson Zisko Morosoli & Maser LLP, a law firm, in 1983, and has been a partner there since that time. Mr. Tomlinson also serves on the board of directors of VeriSign, Inc., a publicly-held electronic credentials/digital certificate company, and Oak Technology, Inc., a publicly-held computer technology company, as well as other privately-held companies, including Fischer International where he has served since April 1999 and Portola Packaging, Inc., a plastic packaging company.

     Hatim Tyabji has served as a director since August 1999. Since September 1998, Mr. Tyabji has been Chairman and Chief Executive Officer of Saraide, Inc., a provider of Internet and wireless data services. From 1986 until 1998, Mr. Tyabji served as President and Chief Executive Officer of VeriFone, Inc., a Hewlett Packard company. He also served as Chairman of VeriFone from 1992 until 1998. Mr. Tyabji is also a director of Best Buy Co., Inc., a consumer electronics company, PubliCARD, Inc., a data security company, eFunds Corporation, a paper and electronic payment company and Ariba, Inc., an electronic software and network services company, all which are publicly-held.

How are directors compensated?

     Options. Our Amended and Restated 1999 Incentive Compensation Plan includes an automatic grant program for non-employee directors. Under the plan, non-employee directors are automatically granted options to purchase 15,000 shares of common stock upon their initial election to our board of directors and 500 shares upon appointment to any committee and upon appointment as chairman of a committee. Thereafter, the directors are granted options to purchase an additional 7,500 shares in January of each year that they serve on the board and 2,000 each year that they serve as a member, and 1,000 each year that they serve as a chairman, of a committee. For fiscal 2000, Messrs. Tomlinson, Bidzos, Fischer, Ibarguen and Tyabji and Mr. Joseph M. Tucci, a former director of ours, received grants under the plan. In addition, we elected to accelerate the annual grants to directors. As a result, each director received options for serving on the board and on committees of the board in November 2000, in lieu of the grant which was regularly scheduled for January 2001. Each option granted under the automatic grant program vests 2% a month for each month after the grant and permits the holder to purchase shares of common stock at their fair market value on the date of the grant.

     How often did the board meet during fiscal 2000?

     The board of directors met five times during fiscal 2000. Each director, other than Mr. Nakaiwa and Mr. Joseph M. Tucci attended more than 75% of the total number of meetings of the board and committees on which he served.

What committees has the board established?

     The board of directors has a compensation committee and an audit committee.

                          BOARD COMMITTEE MEMBERSHIP

Name                                Compensation Committee     Audit Committee
--------------------------------   ------------------------   ----------------
Addison M. Fischer .............
Michael S. Battaglia ...........
D. James Bidzos ................                       **
Anthony A. Ibarguen ............                                     *
Emmanuel A. Kampouris ..........
Hirotsugu Nakaiwa ..............
Timothy Tomlinson ..............                                           **
Hatim Tyabji ...................              *

----------------
 * Member.

** Chair.

     Audit Committee. The audit committee of the board of directors reviews and monitors our corporate financial reporting and our external audit, including, among other things, our internal control structure, the results and scope of the annual audit and other services provided by our independent auditors. For the fiscal year ended December 31, 2000, the audit committee was composed of Messrs. Ibarguen and Tomlinson. Our board has determined that each of Messrs. Ibarguen and Tomlinson is "independent" under the requirements of the Nasdaq National Market. The functions of the audit committee and its activities during fiscal 2000 are more fully described below under the heading Report of the Audit Committee.

     Compensation Committee. The compensation committee reviews and makes recommendations to the board regarding all forms of compensation provided to our executive officers and directors and those of our subsidiaries, including stock compensation and loans. In addition, the compensation committee reviews and makes recommendations on stock compensation arrangements for all of our employees. The compensation committee also administers our 1998 Employee Stock Option Plan, 1998 Directors and Consultants Plan, Amended and Restated 1999 Incentive Compensation Plan and 1999 Employee Stock Purchase Plan. For the fiscal year ended December 31, 2000, the compensation committee was composed of Messrs. Bidzos and Tyabji and Mr. Joseph Tucci, a former director of ours. The functions of the compensation committee and its activities during fiscal 2000 are more fully described below under the heading Report of the Compensation Committee.

                                Audit Committee

     The following Report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Report of the Audit Committee

     The audit committee's role is to act on behalf of the board of directors in the oversight of all material aspects of our corporate financial reporting and our external audit, including, among other things, our internal control structure, the results and scope of the annual audit and other services provided by our independent auditors and our compliance with legal requirements that have a significant impact on our financial reports. Although, management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls, the audit committee consults with management and our independent auditors regarding the preparation of financial statements and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, the audit committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, our independent auditors. A full description of the audit committee's primary responsibilities, operating principles, and relationship with internal and external auditors is contained in the Audit Committee Charter that it has adopted, which is attached to this proxy statement as Appendix A. During fiscal 2000, the audit committee met four times.

     In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2000 with management including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2000 with the independent auditors and discussed with them all of the matters required to be discussed by Statement of Auditing Standards No. 61, including the auditors' judgments as to the quality, not just the acceptability, of our accounting principles. In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 and has discussed with the independent auditors their independence from management and SmartDisk. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to SmartDisk is compatible with maintaining the auditors' independence.

     In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements for fiscal 2000 be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                        Members of the audit committee
                         Timothy Tomlinson (Chairman)
                              Anthony A. Ibarguen

                            Compensation Committee

     The following Report of the compensation committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report or the performance graph by reference therein.

Report of the Compensation Committee

     The compensation committee has responsibility for matters related to compensation, including compensation policy, approval of salaries, bonuses and other compensation for our officers and administration of our various benefit and option plans. In fiscal 2000, the compensation committee met two times.

What is our policy regarding executive officer compensation?

     Our executive compensation policy is designed to enable us to attract, motivate and retain highly qualified executive officers. The key components of our compensation program are

     o base salary;

     o annual incentive bonus awards; and

     o equity participation in the form of stock options.

     In arriving at specific levels of compensation for executive officers, the committee has relied on

     o the recommendations of management;

     o benchmarks provided by generally available compensation surveys; and

     o the experience of committee members and their knowledge of compensation paid by other similar technology companies.

     The committee also seeks to ensure that an appropriate relationship exists between executive pay and corporate performance. Executive officers are also entitled to customary benefits generally available to all our employees, including group medical, dental, and life insurance and our 401(k) plan and employee stock purchase plan. We have long-term employment agreements with some of our executive officers to provide them with the employment security and severance deemed necessary by the committee to retain them.

What are the components of executive compensation?

     Base Salary. In addition to complying with the executive compensation policy and to the requirements of applicable employment agreements, compensation for each of the executive officers for 2000 was based on the executive's duties and responsibilities, the performance of SmartDisk, both financial and otherwise, and the success of the executive in developing and executing our research and development, sales and marketing, financing and strategic plans, as appropriate.

     Bonus. Executive officers received cash bonuses for fiscal 2000 ranging from approximately 14% to 25% of base salary based on the degree of our achievement of our financial and other objectives and the degree of achievement by each such officer of his or her individual objectives as approved by the committee.

     Stock Options. Equity participation is a key component of our executive compensation program. Stock options are granted to executive officers primarily based on the officer's actual and expected contribution to our development. Options are designed to retain executive officers and motivate them to enhance shareholder value by aligning their financial interests with those of our shareholders. Stock options are intended to provide an effective incentive for management to create shareholder value over the long term since the option value depends on appreciation in the price of our common stock over a number of years.

How are we addressing internal revenue code limits on deductibility of compensation?

     Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to the Chief Executive Officer and any other of its four most highly compensated executive officers. However, compensation which qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by shareholders. The compensation committee does not presently expect total cash compensation payable for salaries to exceed the $1 million limit for any individual executive. Having considered the requirements of Section 162(m), the compensation committee believes that stock option grants to date meet the requirement that such grants be "performance-based" and are, therefore, exempt from the limitations on deductibility. The compensation committee will continue to monitor the compensation levels potentially payable under our cash compensation programs, but intends to retain the flexibility necessary to provide total cash compensation in line with competitive practice, our compensation philosophy, and our best interests.

                     Members of the compensation committee
                          D. James Bidzos (Chairman)
                                 Hatim Tyabji

Compensation Committee Interlocks and Insider Participation

     The compensation committee of the board of directors consisted in 2000 of
D. James Bidzos, Hatim Tyabji and Joseph M. Tucci. There were no compensation committee interlocks during fiscal 2000.

Summary Compensation Table

     The following table sets forth information concerning total compensation earned or paid to our Chief Executive Officer and our four most highly compensated executive officers who served in such capacities as of December 31, 2000, collectively referred to below as the "named executive officers," for the fiscal years ended December 31, 1998, 1999 and 2000:

                          SUMMARY COMPENSATION TABLE

                                                                                Long-Term
                                                                               Compensation
                                                Annual Compensation               Awards
                                        -----------------------------------   -------------
                                                                                Securities
                                                                                Underlying        All Other
Name and Principal Position     Year         Salary              Bonus           Options        Compensation
------------------------------ ------   ----------------   ----------------   -------------   ----------------
Michael S. Battaglia           2000       $  275,000         $   37,750          325,000                --
 Chief Executive Officer       1999          275,000            165,500(1)       200,000                --
 and President                 1998          100,440(2)          45,000(2)       426,136                --
Robert L. Protheroe            2000          187,917             45,000           85,000                --
 Senior Vice President,        1999          142,500             25,000          100,000                --
 Research and Development
James M. Giarrusso             2000          164,278             66,250          210,000           117,500(3)
 Former Senior Vice President
 and General Manager,
 Personal Storage Systems(3)
Douglas R. Kraul               2000          180,000             42,200           37,000                --
 Chief Technology Officer      1999           90,000             32,575           60,000                --
Yoshiaki Uchida                2000          185,000             27,500           65,000                --
 Senior Vice President         1999          168,800             39,475           50,000                --
 and General Manager,          1998           25,000                 --           25,000                --
 Japanese Operations

----------------
(1) Mr. Battaglia's 1999 bonus compensation includes $56,000 that was accrued in 1999 but paid in 2000.

(2) In addition, Mr. Battaglia received $100,440 in salary and $60,000 in bonus from Fischer International for services rendered to Fischer International in 1998. Commencing January 1, 1999, Mr. Battaglia became our full-time employee.

(3) Mr. Giarrusso served as Senior Vice President and General Manager, Personal Storage Systems from March 2000 to January 2001. In connection with the termination of his employment, $117,500 was accrued in 2000 and paid to Mr. Giarrusso in January 2001 as severance.

Stock Option Grants in Fiscal 2000

     The following table sets forth each grant of stock options during the fiscal year ended December 31, 2000 to each of the named executive officers. No stock appreciation rights were granted to these individuals during that year.

                         OPTION GRANTS IN FISCAL 2000

                                                                                                        Potential Realizable
                                                                                                          Value at Assumed
                                                         Individual Grants                                Annual Rates of
                                --------------------------------------------------------------------- Stock Price Appreciation
                                Number of Securities    % of Total Options    Exercise or                for Option Term(1)
                                 Underlying Options    Granted to Employees   Base Price   Expiration ------------------------
Name                                   Granted            in Fiscal Year        ($)(Sh)       Date       5%($)       10%($)
------------------------------ ---------------------- ---------------------- ------------ ----------- ----------- ------------
Michael S. Battaglia .........         125,000                  3.9%           $  35.00      1/21/10   1,208,732   6,972,623
                                       200,000                  6.2                5.25      11/1/10     290,096   1,673,430
Robert L. Protheroe ..........          25,000                  0.8               35.00      1/21/10     241,746   1,394,525
                                        60,000                  1.9                5.25      11/1/10      87,029     502,029
James M. Giarrusso ...........          60,000                  1.9               47.25      3/15/10     783,258   4,518,260
                                       150,000                  4.7                5.25      11/1/10     217,572   1,255,072
Douglas R. Kraul .............          12,000                  0.4               35.00      1/21/10     116,038     669,372
                                        25,000                  0.8                5.25      11/1/01      36,262     209,179
Yoshiaki Uchida ..............          25,000                  0.8               35.00      1/21/10     241,746   1,394,525
                                        40,000                  1.2                5.25      11/1/10      58,019     334,686

----------------
(1) Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown, compounded annually, from the date of grant until the end of the option term. The amounts have been calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, a named executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, if the executive were to sell the shares on the date of exercise. Therefore, there is no assurance that the value realized will be equal to or near the potential realizable value as calculated in this table.

(2) Each of the options granted has a term of ten years from the date of grant, subject to acceleration upon a change of control of our company.

Stock Option Exercises and Values for Fiscal 2000

     The table below sets forth the following information with respect to option exercises during fiscal 2000 by each of the named executive officers and the status of their options at December 31, 2000:

     o the number of shares of common stock acquired upon exercise of options during fiscal 2000;

     o the aggregate dollar value realized upon the exercise of such options;

     o the total number of exercisable and non-exercisable stock options held at December 31, 2000; and

     o the aggregate dollar value of in-the-money exercisable options at December 31, 2000.

         Aggregate Option Exercises in 2000 and Year-End Option Values

                                                                 Number of Securities
                                                                      Underlying               Value of Unexercised
                                                                Unexercised Options at       In-the-Money Options at
                                    Shares                       December 31, 2000(#)        December 31, 2000($)(1)
                                   Acquired         Value    ----------------------------- ----------------------------
                                on Exercise(#)   Realized($)  Exercisable   Unexercisable   Exercisable   Unexercisable
                               ---------------- ------------ ------------- --------------- ------------- --------------
Michael S. Battaglia .........          --              --        60,782       464,218             --          --
Douglas R. Kraul .............          --              --        40,500        56,500             --          --
Robert L. Protheroe ..........       4,000          72,613        13,500       167,500             --          --
James M. Giarrusso ...........      39,958         592,497        40,242       210,000        115,910          --
Yoshiaki Uchida ..............          --              --        17,971       122,029             --          --

----------------
(1) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $3.875, the closing sales price per share of common stock as reported by the Nasdaq National Market on December 29, 2000. For those options for which no value is reported, the exercise price exceeded the fair market value of the common stock on such date, and accordingly, such options were "underwater."

Employment Agreements

     Michael S. Battaglia. Mr. Battaglia's employment agreement has a three-year term ending December 31, 2002. His annual base salary is $325,000 and he is eligible for annual merit increases at the discretion of our board of directors and an annual bonus of $160,000 for 2001 if we achieve specific revenue and profitability goals. Bonuses for the remaining years in the term are at the discretion of the compensation committee of our board of directors. If we terminate Mr. Battaglia without cause, we must pay him severance of six months' base salary plus fifty percent of his target bonus for the year in which he was terminated. Mr. Battaglia has agreed not to compete with us for one year after his employment if he resigns and for six months after his employment if we terminate his employment.

     Robert Protheroe. Mr. Protheroe's employment agreement has a three-year term ending March 15, 2002. His annual base salary is $190,000 and he is eligible for a bonus of $80,000 for 2001 if we achieve specific revenue and profitability goals. Bonuses for the remaining years are at the discretion of the compensation committee of our board of directors. If we terminate Mr. Protheroe's employment without cause, we must pay him severance of six months' base salary. Mr. Protheroe has agreed not to compete with us for one year after termination of his employment.

     James M. Giarrusso. Mr. Giarrusso entered into a two-year employment agreement with our subsidiary, SmartDisk Personal Storage Systems Corporation (formerly known as VST Technologies, Inc.) on March 6, 2000. Under that agreement, Mr. Giarrusso's annual base salary was $200,000 and he was eligible for annual bonuses if we achieved specific revenue and profitability goals. We terminated this agreement in January 2001 and paid him severance of $117,500. In addition, Mr. Giarrusso agreed not to compete with us following the termination of his employment until January 2003.

Employee Benefit Plans

     Amended and Restated 1999 Incentive Compensation Plan. Our board of directors adopted our 1999 Incentive Compensation Plan in July 1999 and our shareholders approved the adoption of the Plan in July 1999. Our board of directors adopted our Amended and Restated 1999 Incentive Compensation Plan in March 2000 and our stockholders approved the adoption of the plan in May 2000. We have reserved 4,025,264 shares of common stock for issuance under the plan as of March 31, 2001, of which options to purchase 3,083,394 shares were outstanding as of that date. There remain 807,657 shares of common stock available for issuance under the plan. In addition, the number of shares of common stock reserved and available for delivery under the plan automatically increase on the first day of each calendar year by an amount equal to three percent of the total number of shares of our common stock outstanding on the last trading day of the immediately preceding calendar year. Accordingly, on January 2, 2001, the number of shares of common stock reserved and available for delivery under the plan automatically increased by 525,264 shares and such increase is included in the numbers reported above. Under the plan, officers, employees, members of the board of directors and consultants are eligible to receive awards. The types of awards that may be made under the plan are options to purchase shares of common stock, stock appreciation rights, restricted shares, deferred shares, bonus shares, dividend equivalents and other stock-based awards. Options may be either incentive stock options that qualify for favorable tax treatment for the optionee under Section 422 of the Internal Revenue Code of 1986 or nonstatutory stock options not designed to qualify for favorable tax treatment. If shares awarded under the plan are forfeited, then those shares will again become available for new awards under the plan. Annual cash awards are limited to $10,000,000 per person, and annual cash performance awards are limited to $20,000,000 per person.

     The compensation committee of our board of directors administers the plan. The committee has complete discretion to make all decisions relating to the interpretation and operation of the plan, including the discretion to determine which eligible individuals are to receive any award, and to determine the type, number, vesting requirements and other features and conditions of each award.

     The exercise price for incentive stock options granted under the plan may not be less than 100% of the fair market value of the common stock on the option grant date. The exercise price may be paid in cash or by other means, including a cashless exercise method as determined by the compensation committee.

     The plan includes an automatic grant program for our non-employee directors. Under the plan, non-employee directors are automatically granted options to purchase 15,000 shares of common stock upon their initial election to the board of directors and 500 shares upon appointment to any committee of the board and upon appointment as chairman of a committee. Prior to January 1, 2000, directors were granted options to purchase an additional 6,000 shares in January of each year that they served on the board and 500 each year that they served as a member, and 500 each year that they served as chairman, of a committee. Pursuant to an amendment to the plan adopted by the board of directors effective January 1, 2000, directors are granted options to purchase an additional 7,500 shares in January of each year that they serve on the board and 2,000 each year that they serve as a member, and 1,000 each year that they serve as chairman, of a committee. All options granted under the automatic grant program vest 2% a month for each month after the grant.

     Our board of directors may amend or terminate our plan at any time. If the board amends the plan, stockholder approval of the amendment will be sought only if required by an applicable law. The plan will continue in effect indefinitely unless the board decides to terminate the plan earlier.

     On November 1, 2000 the board of directors adopted an amendment to the plan, subject to the approval of our stockholders at the 2001 Annual Meeting. If the amendment is approved by our stockholders, the amended plan will differ from our current plan as follows:

     o the number of shares of common stock reserved and available for delivery in connection with awards under the plan will be increased from 3,000,000 shares to 3,500,000 shares; and

     o the annual limit on the amount of stock-based awards granted during a fiscal year to any one participant shall be increased from 100,000 shares to 500,000 shares.

     1999 Employee Stock Purchase Plan. Our board of directors adopted our 1999 Employee Stock Purchase Plan in July 1999, and our stockholders approved the adoption of the plan in July 1999. We have reserved 465,000 shares of common stock for issuance under the plan, of which 77,718 shares have been issued as of March 31, 2001. There remain 387,282 shares of common stock available for issuance under the plan. Once an employee enters the plan, on the first day of each offering period he or she is granted an option to purchase shares of our common stock, up to a maximum of 1,000 shares, on June 30 and December 31 of each offering period. The plan, which is intended to qualify under Section 423 of the Internal Revenue Code of 1986, is implemented through successive twelve-month offering periods, commencing the first trading day of January each year and running until the end of the year. The plan is administered by the compensation committee. Employees become eligible to participate when they have been employed for more than five months in a calendar year, working at least 20 hours a week. The plan permits eligible employees to purchase common stock through payroll deductions, which may not exceed 15% of an employee's compensation. The price of stock purchased under the plan will be 85% of the lower of the fair market value of the common stock at either the beginning of the offering period or the day that the employee became eligible under the plan (if after the beginning of such period), whichever is higher, or the end of each six-month exercise period. Employees may not be granted shares under the plan if immediately following a grant they would hold stock and/or options to acquire stock possessing more than 5% of the total voting power of the shares of our company. In addition, employees may be granted options to purchase a maximum of $21,250 worth of stock per year under the plan. Employees may end their participation at any time and participation ends automatically upon termination of employment with us. Our board of directors may amend or terminate the plan at any time. If the board amends the plan, stockholder approval of the amendment will be sought only if required by an applicable law.


     1998 Employee Stock Option Plan. Our board of directors adopted a 1998 Employee Stock Option Plan in January 1998, and our stockholders approved the adoption of the plan in March 1998. Although we terminated this plan in July 1999, options to purchase 758,639 shares were outstanding as of March 31, 2001. We have reserved 1,454,545 shares of common stock for issuance upon the exercise of options granted under the plan.

     The plan required that the exercise price for incentive stock options granted under the plan may not be less than 100% of the fair market value of the common stock on the option grant date. The exercise price may be paid in cash or, at the discretion of the compensation committee, in outstanding shares of common stock, by delivery of a promissory note, or by any combination of cash, shares of common stock or promissory notes. At the discretion of the compensation committee, the exercise price may also be paid by using a cashless exercise method.

     If a merger or other reorganization occurs, and our stockholders before the transaction hold a majority of the voting securities of the acquiring or surviving corporation after the transaction, outstanding options under the plan shall become exercisable for securities of the acquiring or surviving corporation. If our stockholders before the transaction hold less than a majority of the voting securities of the acquiring or surviving corporation after the transaction, outstanding options shall generally be canceled unless the merger or reorganization agreement provides otherwise.

     1998 Directors and Consultants Stock Option Plan. Our board of directors adopted a 1998 Directors and Consultants Stock Option Plan in January 1998, and our stockholders approved the adoption of the plan in March 1998. Although we terminated this plan in July 1999, options to purchase 139,593 shares were outstanding as of March 31, 2001. We have reserved 250,000 shares of common stock for issuance upon the exercised of options granted under the plan

     The plan required that the exercise price for stock options granted under the plan be determined by the compensation committee at the time of grant. The exercise price may be paid in cash or, at the discretion of the committee, in outstanding shares of common stock, by delivery of a promissory note, or by any combination of cash, shares of common stock or promissory notes. At the discretion of the committee, the exercise price may also be paid by using a cashless exercise method.

     If a merger or other reorganization occurs, and our stockholders before the transaction hold a majority of the voting securities of the acquiring or surviving corporation after the transaction, outstanding options under the plan shall become exercisable for securities of the acquiring or surviving corporation. If our stockholders before the transaction hold less than a majority of the voting securities of the acquiring or surviving corporation after the transaction, outstanding options shall generally be canceled unless the merger or reorganization agreement provides otherwise.

                               PERFORMANCE GRAPH

     The following graph compares the performance of our common stock with the Nasdaq National Market and the Chase H&Q Technology Index between October 6, 1999, the date of the initial public offering of our common stock and December 31, 2000. The graph assumes that $100 was invested on October 6, 1999 in our common stock, the Nasdaq National Market and the Chase H&Q Technology Index, and that all dividends were reinvested.

                                 Cumulative Total Return
                               ---------------------------
                               10/6/99     12/99     12/00

SMARTDISK CORPORATION          100.00      251.92    29.81
NASDAQ STOCK MARKET (U.S.)     100.00      141.70    85.28
JP MORGAN H & Q TECHNOLOGY     100.00      153,77    99.41

              ITEM 2--ADOPTION OF OUR SECOND AMENDED AND RESTATED
                       1999 INCENTIVE COMPENSATION PLAN

     Our board of directors and stockholders initially adopted our 1999 Incentive Compensation Plan in July 1999 to assist us and our subsidiaries in attracting, motivating, retaining and rewarding employees, officers, directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in us in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value. Our board and stockholders adopted our Amended and Restated Incentive Compensation Plan effective as of May 2001 in order to accommodate our growth and changes in our business. On November 1, 2000 the board of directors adopted a resolution amending the plan, subject to the approval of our stockholders at the 2001 Annual Meeting.

                     Summary of Prior Changes to the Plan

     At the 2000 Annual Meeting, our shareholders adopted a resolution which amended the 1999 Incentive Compensation Plan. Pursuant to the resolution, the number of shares of common stock reserved and available for delivery in connection with awards granted under the plan increased from 2,500,000 shares to 3,000,000 shares. In addition, the resolution authorized an automatic increase in the number of shares of common stock reserved and available for delivery in connection with awards granted under the plan on the first trading day of each calendar year, beginning 2001, by an amount equal to 3% of the total number of shares of our common stock outstanding on the last trading day of the immediately preceding calendar year. These amendments became effective at the 2000 Annual Meeting.

                       Summary of Proposed Plan Changes

     If the current resolution is adopted by our stockholders, the amended plan will differ from our current plan in that:

   o the number of shares of common stock reserved and available for delivery in connection with awards under the plan will be increased from 3,000,000 shares to 3,500,000 shares (excluding annual automatic increases); and

   o the annual limit on the amount of stock-based awards granted during a fiscal year to any one participant shall be increased from 100,000 shares to 500,000 shares.

     A copy of the plan, as amended, is attached to this proxy statement as Appendix B.

                           Reasons for Plan Changes

     Our board of directors believes that the number of shares currently available under the plan may be insufficient in light of the continued growth in our operations, including potential increases in the number of employees if and to the extent we complete acquisitions of other companies or businesses. For example, in connection with our acquisition of VST in March 2000, we issued approximately 1.1 million shares of common stock to VST shareholders and issued options to purchase approximately 443,000 shares of common stock to VST employees and members of management. At the same time, we issued to our employees and VST employees options to purchase an aggregate of approximately 934,000 shares of common stock. In addition, the existing limitation on annual stock-based grants under the plan unduly restricts our ability to adequately compensate our employees without utilizing cash and other funds which could otherwise be used with respect to our growing operations. As a result, the Board has determined that it is in our best interests to increase the number of shares available for issuance in the aggregate and yearly on an individual basis, so that we will be able to continue to use stock options and other equity awards to retain and attract qualified employees.

          Summary of our 1999 Incentive Compensation Plan, As Amended

     The terms of the plan provide for grants of stock options, stock appreciation rights, called SARs, restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property. The following is a summary of certain principal features of the amended plan. This summary is qualified in its entirety by reference to the complete text of the plan, as amended, which is attached to this proxy statement as Appendix B. Stockholders are urged to read the actual text of the plan in its entirety.

     Shares Available for Awards; Annual Per-Person Limitations. Under the plan, as amended, the total number of shares of common stock that may be subject to the granting of awards under the plan at any time during the term of the plan shall be equal to 3,500,000 shares, plus the number of shares with respect to which awards previously granted under the plan that terminate without being exercised, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements, plus an annual increase to be added on the first trading day in January of each year equal to 3% of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year.

     The plan limits the number of shares which may be issued pursuant to incentive stock options to 500,000 shares.

     In addition, the plan imposes individual limitations on the amount of certain awards in part to comply with Internal Revenue Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of common stock, deferred shares of common stock, shares as a bonus or in lieu of our other obligations, and other stock-based awards granted to any one participant may not exceed 500,000 shares, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive award or other cash award in any fiscal year to any one participant is $10,000,000, and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one participant is $20,000,000.

     The compensation committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards, including adjustments to exercise prices of options and other affected terms of awards, in the event that a dividend or other distribution, whether in cash, shares of common stock or other property, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The compensation committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

     Eligibility. The persons eligible to receive awards under the plan are our officers, directors, employees and independent contractors. Independent contractors are not eligible to receive incentive stock options, called ISOs, under the plan. An employee on leave of absence may be considered as still in our employ or the employ of our subsidiary for purposes of eligibility for participation in the plan. As of March 31, 2001, approximately 120 persons were eligible to participate in the plan.

     Administration. The plan is to be administered by the compensation committee, each member of which must be a "non-employee director" as defined under Rule 16b-3 under the Securities

Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. However, except as otherwise required to comply with Rule 16b-3 of the Securities Exchange Act, or Section 162(m) of the Internal Revenue Code, the board may exercise any power or authority granted to the compensation committee. Subject to the terms of the plan, the compensation committee or the board is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of common stock to which awards will relate, specify times at which awards will be exercisable or settleable, including performance conditions that may be required as a condition thereof, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the plan, and make all other determinations that may be necessary or advisable for the administration of the plan.

     Automatic Grant Program for Non-Employee Directors. The plan includes an automatic grant program for our non-employee directors. Under the plan, non-employee directors are automatically granted options to purchase 15,000 shares of common stock upon their initial election to the board of directors and 500 shares upon appointment to any committee of the board and upon appointment as chairman of a committee. Thereafter, the directors are granted options to purchase an additional 7,500 shares in January of each year that they serve on the board and 2,000 each year that they serve as a member, and 1,000 each year that they serve as chairman, of a committee. For fiscal 2001, however, we elected to accelerate the annual grants to directors. As a result, each director received options for serving on the board and on committees of the board in November 2000, in lieu of the grant which was regularly scheduled for January 2001. All options granted under the automatic grant program vest 2% a month for each month after the grant.

     Stock Options and SARs. The compensation committee or the board is authorized to grant (i) stock options, including (a) ISOs which can result in potentially favorable tax treatment to the participant, and (b) non-qualified stock options, and (ii) SARs entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the compensation committee, but in the case of an ISO must not be less than the fair market value of a share of common stock on the date of grant. For purposes of the plan, the term fair market value means the fair market value of common stock, awards or other property as determined by the compensation committee or the board or under procedures established by the compensation committee or the board. Unless otherwise determined by the compensation committee or the board, the fair market value of common stock as of any reference date shall be the closing sales price per share of common stock on the business day immediately preceding the date of reference as reported on the Nasdaq National Market on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the compensation committee or the board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months, outstanding awards or other property having a fair market value equal to the exercise price, as the compensation committee or the board may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the compensation committee or the board. SARs granted under the plan may include limited SARs, which are exercisable for a stated period of time following a change in control, as discussed below.

     Restricted and Deferred Stock. The compensation committee or the board is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the compensation committee or the board. A participant granted restricted stock generally has all of the rights of a stockholder, unless otherwise determined by the compensation committee or the board. An award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

     Dividend Equivalents. The compensation committee or the board is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the committee or the board.

     Bonus Stock and Awards in Lieu of Cash Obligations. The compensation committee or the board is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of our obligations to pay cash under the plan or other plans or compensatory arrangements, subject to such terms as the compensation committee or the board may specify.

     Other Stock-Based Awards. The compensation committee or the board is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon our performance or any other factors designated by the compensation committee or the board, and awards valued by reference to the book value of shares of common stock or the value of securities of or the performance of specified subsidiaries or business units. The compensation committee or the board determines the terms and conditions of such awards.

     Performance Awards, Including Annual Incentive Awards. The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions, including subjective individual goals, as may be specified by the compensation committee or the board. In addition, the plan authorizes specific annual incentive awards, which represent a conditional right to receive cash, shares of common stock or other awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance awards and annual incentive awards granted to persons whom the compensation committee expects will, for the year in which a deduction arises, be covered employees which include our chief executive officer and each other person whose compensation is required to be disclosed in our filings with the SEC by reason of that person being among our four highest compensated officers as of the end of a taxable year, will, if and to the extent intended by the compensation committee, be subject to provisions that should qualify such awards as performance-based compensation not subject to the limitation on tax deductibility by us under Internal Revenue Code Section 162(m). If and to the extent required under Section 162(m) of the Internal Revenue Code, any power or authority relating to a performance award or annual incentive award intended to qualify under Section 162(m) of the Internal Revenue Code is to be exercised by the compensation committee and not the board.

     Subject to the requirements of the plan, the compensation committee or the board will determine performance award and annual incentive award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance awards, the compensation committee or the board may establish unfunded award pools, the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the plan, including, for example, total stockholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment. During the first 90 days of a fiscal year or performance period, the compensation committee or the board will determine who will potentially receive annual incentive or performance awards for that fiscal year or performance period, either out of the pool or otherwise.

     After the end of each fiscal year or performance period, the compensation committee or the board will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance awards payable to participants in the plan. The compensation committee or the board may, in its discretion, determine that the amount payable as an annual incentive or performance award will be reduced from the amount of any potential award.

     Other Terms of Awards. Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the compensation committee or the board. The compensation committee or the board may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the compensation committee or the board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The compensation committee or the board is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of our obligations under the plan. The compensation committee or the board may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld, or previously acquired shares of common stock or other property be surrendered by the participant, to satisfy withholding and other tax obligations. Awards granted under the plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the compensation committee or the board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

     Awards under the plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant, as distinguished from the exercise, except to the extent required by law. The compensation committee or the board may, however, grant awards in exchange for other awards under the plan, awards under our other plans, or other rights to payment from the us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

     Acceleration of Vesting; Change in Control. The compensation committee or the board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement, vesting shall occur automatically in the case of a change in control, including the cash settlement of SARs and limited SARs, which may be exercisable in the event of a change in control. In addition, the compensation committee or the board may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any change in control. Upon the occurrence of a change in control, if so provided in the award agreement, stock options, limited SARs and other SARs which so provide may be cashed out based on a defined change in control price, which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid, including extraordinary dividends, in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all of our assets, or (ii) the highest fair market value per share, which is generally based on market prices, at any time during the 60 days before and 60 days after a change in control. For purposes of the plan, the term change in control generally means (a) approval by stockholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were stockholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding, voting securities, or our liquidation or dissolution or the sale of all or substantially all of our assets, unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned, or (b) a change in the composition of the board such that the persons constituting the incumbent board on the date the award is granted, and subsequent directors approved by the incumbent board, or approved by such subsequent directors, cease to constitute at least a majority of the board, or (c) the acquisition by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 30% of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors, hereinafter referred to as the ownership of a controlling interest excluding, for this purpose, any acquisitions by (1) us or our subsidiaries, (2) any person, entity or group that as of the date on which the award is granted owns beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act, of a controlling interest, (3) Addison Fischer and/or any entities owned and/or controlled by Addison Fischer or (4) any of our or our subsidiaries' employee benefit plans.

     Amendment and Termination. Our board of directors may amend, alter, suspend, discontinue or terminate the plan or the compensation committee's authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of the Nasdaq National Market. Thus, stockholder approval may not necessarily be required for every amendment to the plan which might increase the cost of the plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the board, the plan will terminate at such time as no shares of common stock remain available for issuance under the plan and we have no further rights or obligations with respect to outstanding awards under the plan.

     Securities Act Registration. We have registered the shares of common stock available under the current plan, and we intend to register the additional shares of common stock available for awards under the plan, as amended and restated, pursuant to a registration statement on Form S-8 filed with the SEC.

     Federal Income Tax Consequences of Awards of Options. The following is a brief description of the federal income tax consequences generally arising with respect to awards of options under the plan.

     The grant of an option will create no tax consequences for us or the participant. A participant will not have taxable income upon exercising an ISO, except that the alternative minimum tax may apply. Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.

     Upon a disposition of shares of common stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares of common stock at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares of common stock minus the exercise price. Otherwise, a participant's disposition of shares of common stock acquired upon the exercise of an option, including an ISO for which the ISO holding periods are met, generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of common stock, the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option.

     We generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. We generally are not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, we will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares of common stock for the ISO holding periods prior to disposition of the shares.

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as performance-based compensation is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. As discussed above, we intend that options and certain other awards granted to employees whom the compensation committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as such performance-based compensation, so that such awards will not be subject to the
Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options or other awards under the amended plan will qualify as performance-based compensation that is fully deductible by us under Section 162(m).

     The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the plan, is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to participants in the plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the plan should consult a tax advisor as to the tax consequences of participation.

     Benefits Under the Amended Plan. The table sets forth the amount and dollar value of awards received by the named executive officers and by certain other groups of individuals under the plan and outstanding as of March 31, 2001.

                                                                                       Stock Options(1)
                                                                             ------------------------------------
                                                                                 Number of           Value of
Name and Position                                                             Options Granted     Options Granted
--------------------------------------------------------------------------   -----------------   ----------------
Michael S. Battaglia .....................................................         300,000                 --
Douglas R. Kraul .........................................................         177,000                 --
Robert L. Protheroe ......................................................          85,000                 --
Yoshiaki Uchida ..........................................................          65,000                 --
All current executive officers as a group (8 persons) ....................         982,000                 --
All current directors who are not executive officers (7 persons) .........         102,000                 --
All employees, other than current executive officers (110 persons) .......       2,225,841            514,018

----------------
(1) Represents options granted and outstanding under the plan. For purposes of this table, the value of each option was deemed to be the amount, if any, by which the closing market price of a share of common stock on March 30, 2001 ($2.82), exceeds the option's exercise price. The value is determined without regard to whether the option is currently exercisable or not. All options are nonqualified options with exercise prices ranging from $0.90 to $47.25 per share (the market price on the date of grant), become exercisable at the rate determined by the compensation committee, and have a term of 10 years.

     We believe that awards granted under the plan have been and will continue to be granted primarily to those persons who possess a capacity to contribute significantly to our successful performance. Because persons to whom awards may be made are to be determined from time to time by the compensation committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive awards or the nature and terms of such awards.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE AND RATIFY THE SECOND AMENDED AND RESTATED 1999 INCENTIVE COMPENSATION PLAN.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pre-Formation Advances

     Prior to 1997, Addison Fischer, the Chairman of our board of directors, and his affiliates, including Fischer International Systems Corporation, advanced SmartDisk Security Corporation, or SDSC, our predecessor, non-interest bearing loans in the aggregate amount of approximately $9.6 million in order to fund our operations. Of the total amount advanced to SDSC, approximately $4.6 million was contributed to the capital stock of SDSC in 1996 and 1997. SDSC repaid the remaining $5.0 million of advances in May 1998, of which $1,045,000 was paid to Fischer International and $3,955,000 was paid to Addison Fischer.

     In addition, from 1996 to March 1999, Addison Fischer and his affiliates, including Fischer International, advanced SmartDiskette Limited, or SDL, non-interest bearing loans in the aggregate amount of approximately $600,000. In May 1999, prior to our acquisition of SDL, these advances were converted into 96,710 shares of SDL common stock and, after the acquisition in May 1999, these shares were in turn converted into 76,018 shares of our common stock.

Formation Transactions

     Although we commenced operations in January 1998, we did not receive significant capital contributions until February of that year. In February 1998, we entered into a joint venture agreement along with Toshiba Corporation and Phoenix House Investments, LP which detailed a plan of capital contribution, corporate governance and business strategies for us. Pursuant to this agreement, each of Toshiba, Fischer International and Phoenix House agreed to purchase shares of our common stock and become our principal stockholders. Both Phoenix House and Fischer International are controlled by Addison Fischer, the Chairman of our board of directors. Before the May 1998 stock purchases described below, substantially all outstanding shares of our common stock were owned by employees of, or consultants to, SmartDisk, as a result of the exercise of stock options.

     The joint venture agreement called for Toshiba to make an immediate loan to us of $5.0 million in exchange for a convertible note. The note had an interest rate of 4% per annum. The note remained outstanding until May 22, 1998. At that time, Toshiba acquired 2,487,500 shares of our common stock in exchange for a cash payment of $4,950,000 and delivery and cancellation of the February 1998 note, including accrued interest.

     At the same time that Toshiba purchased its shares of our common stock, both Phoenix House and Fischer International acquired shares of our common stock. Phoenix House acquired 7,350,000 shares of our common stock in exchange for all of the outstanding shares of SDSC. As a result, SDSC became our wholly owned subsidiary and we became the owner of the exclusive patent licenses owned by SDSC. Fischer International acquired 150,000 shares of our common stock in return for trademarks it owned relating to the SafeBoot, FlashPath and Smarty products. Immediately after their capital contributions, Phoenix House, Toshiba and Fischer International owned 68.8%, 23.3% and 1.4% of our outstanding common stock.

     On May 26, 1999, the shareholders of SDL, which included Addison Fischer and Phoenix House, exchanged all of their shares of SDL for 515,500 shares of our common stock. Of the total number of our shares issued, Addison Fischer received 428,768 shares, Phoenix House received 32,918 shares and the other shareholders of SDL received the remaining 53,814 shares. As a result of this transaction, we acquired 100% of SDL and became the indirect owner of its principal patents.

Fischer International Transactions

     In January 1998, we entered into an operating agreement with SDSC and Fischer International to provide operating services to SDSC, including developing and marketing the SafeBoot, FlashPath and

Smarty products. SDSC agreed in return to reimburse Fischer International and us for the expenses related to providing those services. Upon our obtaining control of SDSC in May 1998, this agreement was terminated and replaced with a new operating agreement between Fischer International and us. Under this new agreement, as amended in June 1999, we reimburse Fischer International for marketing, accounting and other similar services. In addition, previously we shared office space with Fischer International. We have reimbursed Fischer International for the cost of this office space as well as other general and administrative expenses. Our share of these expenses is based on an internal analysis of the relative amount of time devoted to its business by employees of Fischer International as well as the overhead charges attributable to these employees. In 1998, 1999 and 2000, we paid Fischer International approximately $1.5 million, $300,000 and $200,000 under this arrangement for the reimbursement of expenses under the operating agreement and for the other shared services.

     In May 1998, we entered into license and distribution agreements with Fischer International. Under these agreements, we granted Fischer International a non-exclusive license to our SafeBoot product and distribution rights to our SafeBoot, Smarty and FlashPath products until 2001. Pursuant to this agreement, Fischer International agreed to pay us 33.3% of the net revenue derived from the sale of our products on a stand-alone basis and 5% of the net revenue derived from the sale of our products which are bundled with the products of third parties. In 1998, 1999 and 2000, we received approximately $285,000, $470,000 and $71,000 from Fischer International under these agreements in royalties related to SafeBoot, and no royalties related to Smarty and FlashPath. This agreement was terminated in July 2000.

     During 2000, we engaged Fischer International to assist us in licensing our SafeBoot product to a third party. We paid Fischer International approximately $290,000 for its services in connection with this transaction.

Toshiba Transactions

     In May 1998, we entered into a license agreement with Toshiba, which was contemporaneously becoming one of our principal stockholders. Under this agreement, Toshiba granted us a non-exclusive license to patents relating to the interface with Toshiba's SmartMedia cards. This agreement was amended in September 1998 to expand the field of use for the non-exclusive license. We paid a one-half of 1% royalty on the net sales price of our products that use the Toshiba license through March 1999. In April 1999, this agreement was further amended at which time Toshiba granted us a fully paid license with respect to their technology. In 1998 and 1999, we paid approximately $69,000 and $25,600 to Toshiba under this license.

Employee Advances

     On March 3, 1998, we loaned Michael Battaglia $305,114 in connection with Mr. Battaglia's exercise of an option to purchase 426,136 shares of our common stock. The loan bears interest at the rate of 5.47% per year and the interest is payable quarterly. The principal balance is due on the earlier of March 3, 2003 or the end of his employment with us or an affiliate of ours. The outstanding principal balance of the loan as of March 31, 2001 is $274,684.

     On March 29, 1999, we loaned Robert Protheroe $60,000 in connection with his repayment of amounts owed to his previous employer. The loan bears interest at the rate of 4.71% per year and is due in four annual installments ending in 2003, unless his employment with us ends at an earlier date, in which case the principal balance and accrued interest are due within 30 days after termination of employment. The outstanding principal balance of the loan as of March 31, 2001 is $30,000.

Other Transactions

     On January 31, 2000, we loaned Timothy Tomlinson, one of our directors, $209,994 pursuant to a promissory note in connection with his exercise of an option to purchase 6,000 shares of our common stock for $35 per share. In November 2000, we repurchased these shares for $30,375 and cancelled the remaining balance of the promissory note.

     Mr. Tomlinson is a partner of Tomlinson Zisko Morosoli & Maser LLP, which provided legal services to us in 2000. Fees paid in 2000 to Mr. Tomlinson's firm did not exceed 5% of the law firm's gross revenues for its last full fiscal year.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all
Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than 10 percent beneficial owners were complied with during the year ended December 31, 2000.

                    RELATIONSHIP WITH INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, independent auditors, served as our independent auditors for the fiscal year ended December 31, 2000. Our board of directors has selected Ernst & Young LLP as our independent auditors for 2001. One or more representatives of Ernst & Young LLP are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

                     FEES PAID TO OUR INDEPENDENT AUDITORS

     The rules of the Securities and Exchange Commission require us to disclose fees billed by our independent auditors for services rendered to us for the fiscal year ended December 31, 2000.

Audit Fees

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were approximately $391,000.

Financial Information Systems Design and Implementation Fees

     The aggregate fees billed by Ernst & Young LLP for professional services rendered to us for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000 were $19,900.

All Other Fees

     The aggregate fees billed by Ernst & Young LLP for services rendered to us, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000 were approximately $657,000.

                                 OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for an action by the stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                            ADDITIONAL INFORMATION

     Advance Notice Procedures. Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of meeting, which includes stockholder proposals that we are required to include in our proxy statement pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, or is otherwise brought before the meeting by or at the direction of the board or by a stockholder entitled to vote who has delivered notice to us containing information specified in the bylaws not less than 90 or more than 120 days prior to the first anniversary of the date of notice of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received by us not later than the 10th day following the day on which the notice of the meeting date was mailed or public disclosure was made. These requirements are separate from and in addition to the SEC's requirements in Rule 14a-8 that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

     Stockholder Proposals for the 2002 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for our annual meeting of stockholders in 2002 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by us no later than December 20, 2001.

                                        By Order of the Board of Directors,

                                        /s/ MICHAEL S. BATTAGLIA
                                        -------------------------------------
                                        Michael S. Battaglia
                                        President and Chief Executive Officer

April 30, 2001

                                                                     APPENDIX A

                             SMARTDISK CORPORATION
                            Audit Committee Charter
                      Adopted by Committee March 30, 2000
                 Approved by Board of Directors April 18, 2000

I. Organization

     This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors.

II. Members

     The Committee shall be appointed by the Board of Directors and shall be comprised of at least three directors, each of whom are independent of management and the Company.

     Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company.

     All Committee members shall be financially literate and at least one member shall have accounting or related financial management expertise.

III. Policy

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board.

     In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors and management of the Company.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

IV. Financial Reporting Policies

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the board.

     Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.

     The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

V. Independent Auditors

     The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Audit Committee, as representatives of the Company's shareholders.

     The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.

     The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

     Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

VI. Audit Planning

     The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

VII. Financial Statements

  A. Annual Financial Statements

     The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

     Also, the Committee shall discuss with management, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

     Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

  B. Interim Financial Statements

     The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q.

VIII. Audit Results and Required Communications

  A. Annual Audit

     The Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

  B. Quarterly Review

     The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     The Chair of the Committee may represent the entire Committee for the purposes of this review.

                                                                      APPENDIX B

                             SMARTDISK CORPORATION
                          Second Amended and Restated
                       1999 Incentive Compensation Plan

                 (Amended and Restated as of November 1, 2000)

     1. Purpose. The purpose of this 1999 Incentive Compensation Plan (the "Plan") is to assist SMARTDISK CORPORATION (the "Company"), its parent corporation and its subsidiaries in attracting, motivating, retaining and rewarding employees, officers, Directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

       (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

       (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

       (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

       (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

       (e) "Board" means the Company's Board of Directors.

       (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

       (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

       (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

       (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors and, after the Publicly-Traded Date, each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

       (j) "Corporate Transaction" means a Corporate Transaction as defined in
Section 9(b)(i) of the Plan.

       (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

       (l) "Deferred Stock" means a right, granted to a Participant under
Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

       (m) "Director" means a member of the Board.

       (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

       (o) "Dividend Equivalent" means a right, granted to a Participant under
Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

       (p) "Effective Date" means the effective date of the Plan, which shall be July 21, 1999.

       (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company, of any Parent Corporation or of any Subsidiary, and independent contractors with the Company, any Parent Corporation or any Subsidiary. The foregoing notwithstanding, only employees of the Company, any Parent Corporation or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company, a Parent Corporation or a Subsidiary for purposes of eligibility for participation in the Plan.

       (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

       (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

       (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any reference date shall be the closing sale price per share on the business day immediately preceding the date of reference, reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

       (u) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

       (v) "Incumbent Board" means the Incumbent Board as defined in Section 9(b)(iii) of the Plan.

       (w) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

       (x) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

       (y) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

       (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

       (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

       (bb) "Performance Award" means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

       (cc) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

       (dd) "Publicly-Traded Date" means the date on which the Stock of the Company, or the stock of any successor company into which the Stock is substituted or exchanged, is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act.

       (ee) "Restricted Stock" means Stock granted to a Participant under
Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

       (ff) "Retire" or "Retirement" means termination of service as a Director after having attained at least age 62 and having served as a Director for at least 5 years, other than by reason of death, Disability or the Director's willful misconduct or negligence.

       (gg) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

       (hh) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

       (ii) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

       (jj) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

     3. Administration.

       (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

       (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and
(iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

       (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company, a Parent Corporation or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company, a Parent Corporation or a Subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     4. Stock Subject to Plan.

       (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) Three Million Five Hundred Thousand (3,500,000) shares, which is comprised of (A) the Two Million Five Hundred Thousand (2,500,000) shares reserved under the plan as originally adopted, (B) an additional Five Hundred Thousand (500,000) shares authorized by the Board on March 24, 2000 and approved and adopted by the stockholders at the 2000 Annual Meeting, and (C) an additional Five Hundred Thousand (500,000) shares authorized by the Board on November 1, 2000, subject to stockholder approval at the 2001 Annual Meeting plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto, plus (iii) an annual increase to be added on the first trading day in January of each year, beginning 2001, equal to three percent (3%) of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, as authorized by the Board on March 24, 2000 and approved and adopted by the stockholders at the 2000 Annual Meeting. Accordingly, on January 2, 2001, the number of shares of common stock reserved and available for delivery under the plan automatically increased by 525,264 shares. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed Five Hundred Thousand (500,000) shares.

       (b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Initially, the plan permitted an Eligible person to receive Awards relating to no more than One Hundred Thousand (100,000) shares of Stock in each fiscal year during any part of which the Plan was in effect. However, subject to stockholder approval at the 2001 Annual Meeting and subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c), the Board
authorized an increase in that amount such that in each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than Five Hundred Thousand (500,000) shares of Stock. In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $10,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $20,000,000.

     6. Specific Terms of Awards.

       (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

       (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

         (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option.

       If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

         (ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

         (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

           (A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

           (B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

         (iv) Formula Grants of Options to Non-Employee Directors. Subject to adjustment as provided in the first sentence of Section 10(c) hereof, each non-employee Director shall receive (A) on the date of his or her appointment as a non-employee Director of the Company, an Option to purchase 15,000 shares of Stock; (B) on the date of his or her appointment to a committee of the Board, an Option to purchase 500 shares of Stock; (C) on the date of his or her election as a chairman of a committee of the Board, an Option to purchase 500 shares of Stock; (D) each year, on January 1, an Option to purchase 7,500 shares of Stock (pro rated for non-employee Directors who are elected during that year but subsequent to January 1, based upon the portion of the year they serve as non-employee Directors), (E) for each committee assignment on each January 1, an Option to purchase 2,000 shares of Stock (pro rated for non-employee Directors who are elected during that year but subsequent to January 1, based upon the portion of the year they serve as non-employee Directors), and (F) for each committee chairmanship on January 1, an Option to purchase 1,000 shares of Stock (pro rated for non-employee Directors who are elected during that year but subsequent to January 1, based upon the portion of the year they serve as non-employee Directors). Options granted to non-employee Directors pursuant to this paragraph (iv) shall be for a term of 10 years and shall become exercisable at the rate of 2% per month commencing on the first month immediately following the month in which the Option is granted; provided, however, that the Options shall be fully exercisable in the event that, while serving as a non-employee Director, the non-employee Director dies, suffers a Disability, Retires or in the event of a Change in Control. The per share exercise price of all Options granted to non-employee Directors pursuant to this paragraph
       (iv) shall be equal to the Fair Market Value of a share of Stock on the last trading day immediately preceding the January 1 on which the Option is granted. Unless otherwise extended in the sole of the discretion of the Committee, the unexercised portion of any Option granted pursuant to this paragraph (iv) shall become null and void (V) three months after the date on which such non-employee Director ceases to be a non-employee Director of the Company for any reason other than the Director's willful misconduct or negligence, Disability, death or Retirement, (W) immediately in the event of the non-employee Director's willful misconduct or negligence, (X) one year after the non-employee Director ceases to be a non-employee Director by reason of his Disability, (Y) at the expiration of its original term, if the non-employee Director ceases to be a non-employee Director by reason of his Retirement, and (Z) twelve months after the date of the non-employee Director's death in the event that such death occurs prior to the time the Option otherwise would become null and void pursuant to this sentence. Notwithstanding the foregoing, with respect to those individuals who are non-employee Directors as of the Effective Date of this Plan, this paragraph (iv) shall apply on or after January 1, 2001. The option grants made to a non-employee Director pursuant to this paragraph (iv) shall not preclude the grant of other Awards to such non-employee Director under this Plan.


       (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

         (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over
       (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under
       Section 7(a) hereof.

         (ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

       (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

         (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

         (ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

         (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

         (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

       (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

         (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

         (ii) Forfeiture. Except as otherwise determined by the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

         (iii) Dividend Equivalents. Unless otherwise determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

       (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

       (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional

Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

       (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     7. Certain Provisions Applicable to Awards.

       (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

       (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the
Code).

       (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock that have been held for at least 6 months, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

       (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

     8. Performance and Annual Incentive Awards.

       (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m), shall be exercised by the Committee and not the Board.

       (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

         (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

         (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;
       (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings;
       (13) working capital or inventory; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performance-based compensation" under Code Section 162(m).

         (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
       Section 162(m).

         (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

         (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

       (c) Annual Incentive Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

         (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

         (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in
       Section 5 hereof.

         (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

       (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

       (e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9. Change in Control.

       (a) Effect of "Change in Control." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in Section 9(b), the following provisions shall apply:

         (i) Any Award carrying a right to exercise that was not previously exercisable and vested may become exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in Section 10(a) hereof, to the extent provided in the Award;

         (ii) Limited SARs (and other SARs if so provided by their terms) may become exercisable for amounts, in cash, determined by reference to the Change in Control Price, to the extent provided in the Award;

         (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan may lapse and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof, to the extent provided in the Award; and

         (iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions may be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

       (b) Definition of "Change in Control." A "Change in Control" shall be deemed to have occurred upon:

         (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned);

         (ii) Approval by the shareholders of the Parent Corporation of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Parent Corporation immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Parent Corporation or the sale of all or substantially all of the assets of the Parent Corporation (unless such Corporate Transaction is subsequently abandoned);

         (iii) Individuals who, as of the date on which the Award is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the

       Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

         (iv) the acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of 30% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest, (3) Addison Fisher and/or any entities owned and/or controlled by Addison Fisher, or
       (4) any employee benefit plan of the Company or its Subsidiaries.

       (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

     10. General Provisions.

       (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

       (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

       (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under
Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

       (d) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

       (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code
Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting; provided that, without the consent of an affected Participant, no such Committee or Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award.

       (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

       (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

       (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

       (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

       (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

       (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                              SMARTDISK CORPORATION
                             3506 Mercantile Avenue
                              Naples, Florida 34104

           THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

      The undersigned holder of our common stock, hereby appoints Daniel E. Reed and Michael R. Mattingly as proxies for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of our stock that the undersigned is entitled to vote at our 2001 Annual Meeting of Stockholders, to be held on Wednesday, May 30, 2001, at 10:00 a.m., local time, at The Inn on Fifth, 699 Fifth Avenue South, Naples, Florida 34102, and at any adjournments or postponements thereof.

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.   Election of Directors.

         Vote for all Nominees Listed Below (except as written below)
         [ ]

         Vote Withheld from all Nominees
         [ ]

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1).

         NOMINEES:         D. James Bidzos
                           Hirotsugu Nakaiwa

         (Instruction: To withhold authority for an individual nominee, write that nominee's name on the line provided below.)

         -----------------------------------------------------------------------

2. Approval of the amendment of our Amended and Restated 1999 Incentive Compensation Plan to increase the number of shares available for grant from 3,000,000 to 3,500,000 (excluding automatic annual increases) and to increase the annual limit on the amount of stock-based awards granted during a fiscal year to any one participant from 100,000 to 500,000.

       [ ] For                   [ ] Against               [ ] Abstain

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN AND "FOR" THE APPROVAL OF THE AMENDMENT OF OUR AMENDED AND RESTATED 1999 INCENTIVE COMPENSATION PLAN.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF YOU MAIL THE ENVELOPE FROM WITHIN THE UNITED STATES.

      The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) our 2001 Annual Report to Stockholders.

DATE_________________________________________________________________________

SIGNATURE____________________________________________________________________

SIGNATURE (If held jointly)__________________________________________________

Note: Please sign exactly as your name appears hereon and mail this proxy promptly even though you may plan to attend the meeting. Joint owners should each sign this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing for a corporation, please have the president or other authorized officer sign with the full corporate name. If signing for a partnership, an authorized person must sign in the partnership name.